--------------------------------------------------------------------------------
Morgan Stanley                                                September 23, 2003
Securitized Products Group      [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------







                             Computational Materials


                                  $611,053,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                Series 2003-NC10



                       Mortgage Pass-Through Certificates







------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                September 23, 2003
Securitized Products Group      [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------



                           Approximately $611,053,000
               Morgan Stanley ABS Capital I Inc., Series 2003-NC10

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights
                             ----------------------

------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
                                                                                     Modified
                                                                     Avg Life to   Duration To
  Offered                                       Expected Ratings        Call /        Call /       Payment Window To Call /
  Classes      Description       Balance      (S&P/Fitch/ Moody's)    Mty(1)(2)    Mty(1)(2)(3)            Mty(1)(2)
============= ============== ================ ====================== ============= ============= ==============================
    A-1        Not Offered    796,137,000                                       *****Not Offered*****
------------- -------------- ---------------- ---------------------------------------------------------------------------------
    A-2          Floater      368,707,000          AAA/AAA/Aaa       2.78 / 3.04   2.70 / 2.93   11/03 - 10/11 / 11/03 - 05/21
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-1          Floater       93,044,000           AA/AA/Aa2        5.34 / 5.89   5.08 / 5.54   01/07 - 10/11 / 01/07 - 05/18
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-2          Floater       77,897,000            A/A/A2          5.31 / 5.81   4.89 / 5.27   12/06 - 10/11 / 12/06 - 02/17
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    M-3          Floater       15,147,000           A-/A-/A3         5.31 / 5.73   4.83 / 5.14   11/06 - 10/11 / 11/06 - 05/15
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-1          Floater       16,589,000        BBB+/BBB+/Baa1      5.30 / 5.67   4.59 / 4.84   11/06 - 10/11 / 11/06 - 11/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-2          Floater       19,474,000         BBB/BBB/Baa2       5.30 / 5.59   4.56 / 4.76   11/06 - 10/11 / 11/06 - 03/14
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------
    B-3          Floater       20,195,000        BBB-/BBB-/Baa3      5.30 / 5.43   4.56 / 4.65   11/06 - 10/11 / 11/06 - 03/13
------------- -------------- ---------------- ---------------------- ------------- ------------- ------------------------------


TABLE (CONTINUED)
-------------  ----------------- ----------------

                   Initial
  Offered       Subordination
  Classes           Level           Benchmark
=============  ================= ================
    A-1              *****Not Offered*****
------------- -----------------------------------
    A-2             19.25%         1 Mo. LIBOR
-------------  ----------------- ----------------
    M-1             12.80%         1 Mo. LIBOR
-------------  ----------------- ----------------
    M-2             7.40%          1 Mo. LIBOR
-------------  ----------------- ----------------
    M-3             6.35%          1 Mo. LIBOR
-------------  ----------------- ----------------
    B-1             5.20%          1 Mo. LIBOR
-------------  ----------------- ----------------
    B-2             3.85%          1 Mo. LIBOR
-------------  ----------------- ----------------
    B-3             2.45%          1 Mo. LIBOR
-------------  ----------------- ----------------

Notes:      (1)   Certificates are priced to the 10% optional clean-up call.
-----       (2)   Based on the pricing prepayment speed.  See details below.
            (3)   Assumes pricing at par.
            (4)   Bond sizes subject to a variance of plus or minus 5%.


Issuer:                  Morgan Stanley ABS Capital I Inc. Trust 2003-NC10.

Depositor:               Morgan Stanley ABS Capital I Inc.

Originator:              NC Capital Corporation.

Servicer:                Countrywide Home Loans Inc.

Trustee:                 Deutsche Bank National Trust Company.

Managers:                Morgan Stanley (lead manager), Countrywide Securities
                         Corporation and Utendahl Capital Partners, L.P.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


------------------------------------------------------------------------------

Rating Agencies:         Standard & Poor's, Fitch Ratings and Moody's Investors
                         Service.

Offered Certificates:    Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                         Certificates.

Expected Closing Date:   October 28, 2003 through DTC and Euroclear or
                         Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:      The 25th of each month, or if such day is not a
                         business day, on the next business day, beginning
                         November 25, 2003.

Final Scheduled
Distribution Date:       The Distribution Date occurring in September 2033.

Due Period:              For any Distribution Date, the period commencing on the
                         second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period: The interest accrual period for the Offered
                         Certificates with respect to any Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:          The Trust will consist of two groups of adjustable and
                         fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:  Approximately $985.9 million of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans: Approximately $456.6 million of Mortgage Loans that predominantly have original principal balances that do not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment       o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                         approximately 1.5333% CPR in month 1 and
                               increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                               CPR thereafter

                         o     ARM Mortgage Loans:  CPR of 25%

Credit Enhancement:      The Offered Certificates are credit enhanced by:

                         1)   Net monthly excess cashflow from the Mortgage
                              Loans,

                         2) 2.45% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.90% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, provided, however, that if, on any distribution date, a Delinquency Trigger Event exists, the required overcollateralization will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's required overcollateralization until the distribution date on which a Delinquency Trigger Event no longer exists; provided, further, that if, on any distribution date, a Cumulative Loss Trigger Event exists, the required overcollateralization will be an amount equal to 3.10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date until the distribution date on which a Cumulative Loss Trigger Event no longer exists, and

                         3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


------------------------------------------------------------------------------

Senior Enhancement       For any Distribution Date, the percentage obtained by
Percentage:              dividing (x) the aggregate Certificate Principal
                         Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:          The later to occur of:

                         (x)  The earlier of:

                              (a) The Distribution Date occurring in November 2006; and
                              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and

                         (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately 38.50%.

Trigger Event:           Either a Delinquency Trigger Event or a Cumulative Loss
                         Trigger Event.

Delinquency Trigger      A Delinquency Trigger Event is in effect on any
Event:                   Distribution Date if on that Distribution Date the 60
                         Day+ Rolling Average equals or exceeds 40% of the prior period's Senior Enhancement Percentage. The 60 Day+
                         Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss          A Cumulative Loss Trigger Event is in effect on any
Trigger Event:           Distribution Date if the aggregate amount of Realized
                         Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

Initial Subordination    Class A:              19.25%
Percentage:              Class M-1:            12.80%
                         Class M-2:             7.40%
                         Class M-3:             6.35%
                         Class B-1:             5.20%
                         Class B-2:             3.85%
                         Class B-3:             2.45%

Optional Clean-up Call:  When the current aggregate principal balance of the
                         Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the cut-off date. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first distribution date on which the Optional Clean-up Call is exercisable.

Step-up Coupons:         For all Offered Certificates the coupon will increase
                         after the optional clean-up call date, should the call not be exercised.

Class A-1                The Class A-1 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the least of (i) one-month LIBOR
                         plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                         (ii) the Loan Group I Cap and (iii) the WAC Cap.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


------------------------------------------------------------------------------

Class A-2                The Class A-2 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the least of (i) one-month LIBOR
                         plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable),
                         (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1                The Class M-1 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2                The Class M-2 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3                The Class M-3 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1                The Class B-1 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2                The Class B-2 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3                The Class B-3 Certificates will accrue interest at a
Pass-Through Rate:       variable rate equal to the lesser of (i) one-month
                         LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:        As to any Distribution Date, a per annum rate equal to
                         the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:       As to any Distribution Date, a per annum rate equal to
                         the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 Basis          As to any Distribution Date, the supplemental interest
Risk Carry Forward       amount for the Class A-1 Certificates will equal the
Amount:                  sum of:

                         (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                         (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                         (iii) Interest on the amount in clause (ii) at the
                               related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Class A-2 Basis          As to any Distribution Date, the supplemental interest
Risk Carry Forward       amount for the Class A-2 Certificates will equal the
Amount:                  sum of:

                         (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                         (ii) Any Class A-2 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                         (iii) Interest on the amount in clause (ii) at the
                               related Class A-2 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class M-1, M-2, M-3,     As to any Distribution Date, the supplemental interest
B-1, B-2 and B-3         amount for each of the Class M-1, M-2, M-3, B-1,
Basis Risk Carry         B-2 and B-3 Certificates will equal the sum of:
Forward  Amounts:
                         (i)   The excess, if any, of interest that would
                               otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                         (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                         (iii) Interest on the amount in clause (ii) at the
                               Certificates' applicable Pass-Through Rate
                               (without regard to the WAC Cap).

Interest Distributions   On each Distribution Date and after payments of
on Offered Certificates: servicing and trustee fees and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:

                         (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates and second, to the Class A-2 Certificates;

                         (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 Certificates and second, to the Class A-1 Certificates;

                         (iii) To the Class M-1 Certificates, its Accrued
                               Certificate Interest;

                         (iv) To the Class M-2 Certificates, its Accrued Certificate Interest;

                         (v) To the Class M-3 Certificates, its Accrued Certificate Interest;

                         (vi) To the Class B-1 Certificates, its Accrued Certificate Interest;

                         (vii) To the Class B-2 Certificates, its Accrued
                               Certificate Interest, and

                         (viii) To the Class B-3 Certificates, its Accrued
                               Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Principal Distributions On each Distribution Date (a) prior to the Stepdown on Offered Certificates: Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                         (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                         (iii) to the Class M-2 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero;

                         (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                         (v) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                         (vi) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                         (vii) to the Class B-3 Certificates, until the
                               Certificate Principal Balance thereof has been reduced to zero.

                         On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                         (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                         (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                         (iii) to the Class M-2 Certificates, the lesser of the
                               remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                         (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                         (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                         (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and

                         (vii) to the Class B-3 Certificates, the lesser of the
                               remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates and the Class A-2 Certificates on a pro rata basis based on the Class A Principal Allocation Percentage for each such class on such Distribution Date; provided, however, that if the Certificate Principal Balance of either class of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the class of Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the remaining outstanding Class A Certificates until the Certificate Principal Balance thereof has been reduced to zero.

Class A-2 Interest       Beginning on the first Distribution Date, and for a
Rate Cap:                period of 33 months thereafter, an Interest Rate Cap
                         will be pledged to the Trust for the benefit of the Class A-2 Certificates.

                         For its duration, the Class A-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2 Interest Rate Cap Notional Balance ("the Class A-2 Interest Rate Cap Payment") as described on the schedule herein.

Class A-2 Interest       The Class A-2 Interest Rate Cap Payment shall be
Rate Cap Payment         available to pay any Basis Risk Carry Forward Amount
Allocation:              due to the Class A-2  Certificates.

Class M Interest         Beginning on the first Distribution Date, and for a
Rate Cap:                period of 45 months thereafter, an Interest Rate Cap
                         will be pledged to the Trust for the benefit of the Class M Certificates.

                         For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest         The Class M Interest Rate Cap Payment shall be
Rate Cap Payment         available to pay any Basis Risk Carry Forward Amount
Allocation:              due to the Class M-1, Class M-2 and Class M-3
                         Certificates on a pro rata basis.

Class B Interest         Beginning on the first Distribution Date, and for a
Cap:                     period of 45 Rate months thereafter, an Interest Rate
                         Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                         For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest         The Class B Interest Rate Cap Payment shall be
Rate Cap Payment         available to pay any Basis Risk Carry Forward Amount
Allocation:              due to the Class B-1, Class B-2 and  Class B-3
                         Certificates on a pro rata basis.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Allocation of Net        For any Distribution Date, any Net Monthly Excess
Monthly Excess           Cashflow shall be paid as follows:
Cashflow:
                         (i)    to the Class M-1 Certificates, the unpaid
                                interest shortfall amount;

                         (ii) to the Class M-1 Certificates, the allocated unreimbursed realized loss amount;

                         (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                         (iv) to the Class M-2 Certificates, the allocated unreimbursed realized loss amount;

                         (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                         (vi) to the Class M-3 Certificates, the allocated unreimbursed realized loss amount;

                         (vii) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                         (viii) to the Class B-1 Certificates, the allocated
                                unreimbursed realized loss amount;

                         (ix) to the Class B-2 Certificates, the unpaid interest shortfall amount;

                         (x) to the Class B-2 Certificates, the allocated unreimbursed realized loss amount;

                         (xi) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                         (xii) to the Class B-3 Certificates, the allocated unreimbursed realized loss amount;

                         (xiii) concurrently, any Class A-1 Basis Risk Carry
                                Forward Amount to the Class A-1 Certificates, and any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates; and

                         (xiv) sequentially, to Classes M-1, M-2, M-3, B-1, B-2 and B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance      For any Distribution Date, the portion of available
Amount:                  funds for such Distribution Date attributable to
                         interest received or advanced on the Mortgage Loans.

Accrued Certificate      For any Distribution Date and each class of Offered
Interest:                Certificates, equals the amount of interest accrued
                         during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief
                         Act of 1940 or similar state law allocated to such class.

Principal                On any Distribution Date, the sum of (i) the Basic
Distribution Amount:     Principal Distribution Amount and (ii) the Extra
                         Principal Distribution Amount.

Basic Principal          On any Distribution Date, the excess of (i) the
principal Distribution   aggregate remittance amount over (ii) the Excess
Amount:                  Subordinated Amount, if any.

Net Monthly Excess       For any Distribution Date is the amount of funds
Cashflow:                available for distribution on such Distribution Date
                         remaining after making all distributions of interest and principal on the certificates.

Extra Principal          For any Distribution Date, the lesser of (i) the excess
Distribution Amount:     of (x) interest collected or advanced with respect to
                         the Mortgage Loans with due dates in the related Due
                         Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                         Distribution Date.

Excess Subordinated      For any Distribution Date, means the excess, if any of
Amount:                  (i) the overcollateralization and (ii) the required
                         overcollateralization for such Distribution Date.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Class A Principal        For any Distribution Date, the percentage equivalent of
Allocation Percentage:   a fraction, determined as follows: (i) in the case of
                         the Class A-1 Certificates the numerator of which is
                         (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage
                         Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is
                         (y) the principal remittance amount for such Distribution Date.

Class A Principal        For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the aggregate Certificate Principal
                         Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 61.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                         Due Period over $7,212,661.

Class M-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date) and (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 74.40% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                         Due Period over $7,212,661.

Class M-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Certificate
                         Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                         85.20% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                         Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,212,661.

Class M-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                         Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                         Principal Distribution Amount on such Distribution
                         Date) and (iv) the Certificate Principal Balance of the
                         Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                         Due Period over $7,212,661.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Class B-1 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                         Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                         Principal Distribution Amount on such Distribution
                         Date), (iv) the Certificate Principal Balance of the
                         Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (v) the Certificate
                         Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                         89.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                         Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,212,661.

Class B-2 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                         Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                         Principal Distribution Amount on such Distribution
                         Date), (iv) the Certificate Principal Balance of the
                         Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate
                         Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                         Principal Distribution Amount on such Distribution
                         Date) and (vi) the Certificate Principal Balance of the
                         Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                         Due Period over $7,212,661.

Class B-3 Principal      For any Distribution Date, an amount equal to the
Distribution Amount:     excess of (x) the sum of (i) the aggregate Certificate
                         Principal Balance of the Class A Certificates (after taking into account the payment of the Class A
                         Principal Distribution Amount on such Distribution
                         Date), (ii) the Certificate Principal Balance of the
                         Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate
                         Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2
                         Principal Distribution Amount on such Distribution
                         Date), (iv) the Certificate Principal Balance of the
                         Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate
                         Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1
                         Principal Distribution Amount on such Distribution
                         Date), (vi) the Certificate Principal Balance of the
                         Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vii) the Certificate
                         Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                         95.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                         Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $7,212,661.

Trust Tax Status:        REMIC.

ERISA Eligibility:       Subject to the considerations in the Prospectus, all
                         Offered Certificates are ERISA eligible.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

SMMEA Eligibility:       It is not anticipated that any of the Offered
                         Certificates will be SMMEA eligible.

Prospectus:              The Class A-2, Class M-1, Class M-2, Class M-3, Class
                         B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                         Complete information with respect to the Offered
                         Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                         PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

-----------------------------------------------------------------------------------------------------------------------
   PPC (%)                                  50               60              75              100             125
-----------------------------------------------------------------------------------------------------------------------
    A-2                     WAL (yrs)      5.36             4.56            3.71            2.78             2.14
                   First Payment Date   11/25/2003       11/25/2003      11/25/2003      11/25/2003       11/25/2003
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window     1 - 183         1 - 157          1 - 128         1 - 96           1 - 75
-----------------------------------------------------------------------------------------------------------------------
    M-1                           WAL      10.21            8.69            7.04            5.34             4.57
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007       1/25/2007       4/25/2007
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         39 - 96         42 - 75
-----------------------------------------------------------------------------------------------------------------------
    M-2                           WAL      10.21            8.69            7.04            5.31             4.42
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007      12/25/2006       1/25/2007
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         38 - 96         39 - 75
-----------------------------------------------------------------------------------------------------------------------
    M-3                           WAL      10.21            8.69            7.04            5.31             4.37
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007      11/25/2006       1/25/2007
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         37 - 96         39 - 75
-----------------------------------------------------------------------------------------------------------------------
    B-1                           WAL      10.21            8.69            7.04            5.30             4.36
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007      11/25/2006       12/25/2006
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         37 - 96         38 - 75
-----------------------------------------------------------------------------------------------------------------------
    B-2                           WAL      10.21            8.69            7.04            5.30             4.34
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007      11/25/2006       12/25/2006
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         37 - 96         38 - 75
-----------------------------------------------------------------------------------------------------------------------
    B-3                           WAL      10.21            8.69            7.04            5.30             4.33
                   First Payment Date   10/25/2008       1/25/2008        3/25/2007      11/25/2006       11/25/2006
              Expected Final Maturity    1/25/2019       11/25/2016       6/25/2014      10/25/2011       1/25/2010
                               Window    60 - 183         51 - 157        41 - 128         37 - 96         37 - 75
-----------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------------
   PPC (%)                                    150             175
-----------------------------------------------------------------------------
    A-2                     WAL (yrs)        1.64            1.27
                   First Payment Date      11/25/2003      11/25/2003
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        1 - 61          1 - 51
-------------------------------------------------------------------------
    M-1                           WAL         4.46            4.24
                   First Payment Date       8/25/2007       1/25/2008
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        46 - 61         51 - 51
-------------------------------------------------------------------------
    M-2                           WAL         4.03            3.99
                   First Payment Date       3/25/2007       5/25/2007
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        41 - 61         43 - 51
-------------------------------------------------------------------------
    M-3                           WAL         3.90            3.70
                   First Payment Date       2/25/2007       4/25/2007
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        40 - 61         42 - 51
-------------------------------------------------------------------------
    B-1                           WAL         3.86            3.64
                   First Payment Date       1/25/2007       3/25/2007
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        39 - 61         41 - 51
-------------------------------------------------------------------------
    B-2                           WAL         3.83            3.57
                   First Payment Date       1/25/2007       1/25/2007
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        39 - 61         39 - 51
-------------------------------------------------------------------------
    B-3                           WAL         3.79            3.50
                   First Payment Date      12/25/2006      12/25/2006
              Expected Final Maturity      11/25/2008       1/25/2008
                               Window        38 - 61         38 - 51
-------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

-------------------------------------------------------------------------------------------------------------------------
        PPC (%)                              50              60               75              100              125
-------------------------------------------------------------------------------------------------------------------------
  A-2   WAL (yrs)                           5.72            4.92             4.03             3.04             2.36
        First Payment Date               11/25/2003      11/25/2003       11/25/2003       11/25/2003       11/25/2003
        Expected Final Maturity          3/25/2031        5/25/2029       3/25/2026        5/25/2021        10/25/2017
        Window                            1 - 329          1 - 307         1 - 269          1 - 211          1 - 168
-------------------------------------------------------------------------------------------------------------------------
  M-1   WAL                                11.08            9.51             7.75             5.89             5.02
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        1/25/2007        4/25/2007
        Expected Final Maturity          8/25/2028        4/25/2026       10/25/2022       5/25/2018        5/25/2015
        Window                            60 - 298        51 - 270         41 - 228         39 - 175         42 - 139
-------------------------------------------------------------------------------------------------------------------------
  M-2   WAL                                11.00            9.43             7.67             5.81             4.82
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        12/25/2006       1/25/2007
        Expected Final Maturity          2/25/2027        8/25/2024       4/25/2021        2/25/2017        5/25/2014
        Window                            60 - 280        51 - 250         41 - 210         38 - 160         39 - 127
-------------------------------------------------------------------------------------------------------------------------
  M-3   WAL                                10.90            9.33             7.58             5.73             4.71
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        11/25/2006       1/25/2007
        Expected Final Maturity          10/25/2024       3/25/2022       1/25/2019        5/25/2015        12/25/2012
        Window                            60 - 252        51 - 221         41 - 183         37 - 139         39 - 110
-------------------------------------------------------------------------------------------------------------------------
  B-1   WAL                                10.83            9.26             7.52             5.67             4.66
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        11/25/2006       12/25/2006
        Expected Final Maturity          1/25/2024        7/25/2021       6/25/2018        11/25/2014       7/25/2012
        Window                            60 - 243        51 - 213         41 - 176         37 - 133         38 - 105
-------------------------------------------------------------------------------------------------------------------------
  B-2   WAL                                10.71            9.14             7.42             5.59             4.58
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        11/25/2006       12/25/2006
        Expected Final Maturity          1/25/2023        7/25/2020       8/25/2017        3/25/2014        1/25/2012
        Window                            60 - 231        51 - 201         41 - 166         37 - 125         38 - 99
-------------------------------------------------------------------------------------------------------------------------
  B-3   WAL                                10.44            8.89             7.21             5.43             4.44
        First Payment Date               10/25/2008       1/25/2008       3/25/2007        11/25/2006       11/25/2006
        Expected Final Maturity          6/25/2021        2/25/2019       5/25/2016        3/25/2013        3/25/2011
        Window                            60 - 212        51 - 184         41 - 151         37 - 113         37 - 89
-------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
-----------------------------------------------------------------------
        PPC (%)                              150             175
-----------------------------------------------------------------------
  A-2   WAL (yrs)                            1.83            1.33
        First Payment Date                11/25/2003      11/25/2003
        Expected Final Maturity           3/25/2015       4/25/2013
        Window                             1 - 137         1 - 114
-----------------------------------------------------------------------
  M-1   WAL                                  4.83            5.71
        First Payment Date                8/25/2007       2/25/2008
        Expected Final Maturity           3/25/2013       1/25/2012
        Window                             46 - 113        52 - 99
-----------------------------------------------------------------------
  M-2   WAL                                  4.35            4.25
        First Payment Date                3/25/2007       5/25/2007
        Expected Final Maturity           5/25/2012       11/25/2010
        Window                             41 - 103        43 - 85
-----------------------------------------------------------------------
  M-3   WAL                                  4.17            3.93
        First Payment Date                2/25/2007       4/25/2007
        Expected Final Maturity           3/25/2011       12/25/2009
        Window                             40 - 89         42 - 74
-----------------------------------------------------------------------
  B-1   WAL                                  4.11            3.83
        First Payment Date                1/25/2007       3/25/2007
        Expected Final Maturity           11/25/2010      9/25/2009
        Window                             39 - 85         41 - 71
-----------------------------------------------------------------------
  B-2   WAL                                  4.02            3.72
        First Payment Date                1/25/2007       1/25/2007
        Expected Final Maturity           6/25/2010       4/25/2009
        Window                             39 - 80         39 - 66
-----------------------------------------------------------------------
  B-3   WAL                                  3.87            3.56
        First Payment Date                12/25/2006      12/25/2006
        Expected Final Maturity           10/25/2009      10/25/2008
        Window                             38 - 72         38 - 60
-----------------------------------------------------------------------


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

-------------------------------------------------------------------------------------------------------
        CPR (%)                                       20                 25                 30
-------------------------------------------------------------------------------------------------------
  A-2   WAL (yrs)                                    3.24               2.53               2.00
        First Payment Date                        11/25/2003        11/25/2003         11/25/2003
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                      1 - 116            1 - 92             1 - 75
-------------------------------------------------------------------------------------------------------
  M-1   WAL                                          6.33               5.15               4.60
        First Payment Date                        11/25/2006         2/25/2007          5/25/2007
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           40 - 92            43 - 75
-------------------------------------------------------------------------------------------------------
  M-2   WAL                                          6.33               5.11               4.42
        First Payment Date                        11/25/2006         12/25/2006         1/25/2007
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           38 - 92            39 - 75
-------------------------------------------------------------------------------------------------------
  M-3   WAL                                          6.33               5.09               4.35
        First Payment Date                        11/25/2006         12/25/2006         1/25/2007
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           38 - 92            39 - 75
-------------------------------------------------------------------------------------------------------
  B-1   WAL                                          6.33               5.09               4.35
        First Payment Date                        11/25/2006         12/25/2006         12/25/2006
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           38 - 92            38 - 75
-------------------------------------------------------------------------------------------------------
  B-2   WAL                                          6.33               5.08               4.32
        First Payment Date                        11/25/2006         11/25/2006         12/25/2006
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           37 - 92            38 - 75
-------------------------------------------------------------------------------------------------------
  B-3   WAL                                          6.33               5.07               4.31
        First Payment Date                        11/25/2006         11/25/2006         11/25/2006
        Expected Final Maturity                    6/25/2013         6/25/2011          1/25/2010
        Window                                     37 - 116           37 - 92            37 - 75
-------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

-------------------------------------------------------------------------------------------------------
        CPR (%)                                       20                 25                 30
-------------------------------------------------------------------------------------------------------
  A-2   WAL (yrs)                                    3.51               2.75               2.19
        First Payment Date                        11/25/2003        11/25/2003         11/25/2003
        Expected Final Maturity                    6/25/2024         9/25/2020          10/25/2017
        Window                                      1 - 248           1 - 203            1 - 168
-------------------------------------------------------------------------------------------------------
  M-1   WAL                                          6.99               5.69               5.05
        First Payment Date                        11/25/2006         2/25/2007          5/25/2007
        Expected Final Maturity                    4/25/2021         12/25/2017         6/25/2015
        Window                                     37 - 210           40 - 170           43 - 140
-------------------------------------------------------------------------------------------------------
  M-2   WAL                                          6.92               5.59               4.82
        First Payment Date                        11/25/2006         12/25/2006         1/25/2007
        Expected Final Maturity                   10/25/2019         9/25/2016          5/25/2014
        Window                                     37 - 192           38 - 155           39 - 127
-------------------------------------------------------------------------------------------------------
  M-3   WAL                                          6.84               5.50               4.69
        First Payment Date                        11/25/2006         12/25/2006         1/25/2007
        Expected Final Maturity                   10/25/2017         12/25/2014         12/25/2012
        Window                                     37 - 168           38 - 134           39 - 110
-------------------------------------------------------------------------------------------------------
  B-1   WAL                                          6.78               5.46               4.66
        First Payment Date                        11/25/2006         12/25/2006         12/25/2006
        Expected Final Maturity                    3/25/2017         6/25/2014          7/25/2012
        Window                                     37 - 161           38 - 128           38 - 105
-------------------------------------------------------------------------------------------------------
  B-2   WAL                                          6.70               5.37               4.57
        First Payment Date                        11/25/2006         11/25/2006         12/25/2006
        Expected Final Maturity                    5/25/2016         10/25/2013         1/25/2012
        Window                                     37 - 151           37 - 120           38 - 99
-------------------------------------------------------------------------------------------------------
  B-3   WAL                                          6.51               5.21               4.43
        First Payment Date                        11/25/2006         11/25/2006         11/25/2006
        Expected Final Maturity                    5/25/2015         1/25/2013          5/25/2011
        Window                                     37 - 137           37 - 109           37 - 89
-------------------------------------------------------------------------------------------------------



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

    0            -                -                -                 -                -                -                  -
    1          10.03             9.80             9.80              9.80             9.80             9.80              9.80
    2           9.60             9.37             9.37              9.37             9.37             9.37              9.37
    3           9.44             9.19             9.19              9.19             9.19             9.19              9.19
    4           9.47             9.21             9.21              9.21             9.21             9.21              9.21
    5           9.96             9.67             9.67              9.67             9.67             9.67              9.67
    6           9.49             9.21             9.21              9.21             9.21             9.21              9.21
    7           9.73             9.44             9.44              9.44             9.44             9.44              9.44
    8           9.50             9.21             9.21              9.21             9.21             9.21              9.21
    9           9.74             9.43             9.43              9.43             9.43             9.43              9.43
   10           9.52             9.21             9.21              9.21             9.21             9.21              9.21
   11           9.52             9.21             9.21              9.21             9.21             9.21              9.21
   12           9.77             9.43             9.43              9.43             9.43             9.43              9.43
   13           9.54             9.21             9.21              9.21             9.21             9.21              9.21
   14           9.79             9.43             9.43              9.43             9.43             9.43              9.43
   15           9.56             9.21             9.21              9.21             9.21             9.21              9.21
   16           9.57             9.21             9.21              9.21             9.21             9.21              9.21
   17          10.34             9.93             9.93              9.93             9.93             9.93              9.93
   18           9.59             9.21             9.21              9.21             9.21             9.21              9.21
   19           9.84             9.43             9.43              9.43             9.43             9.43              9.43
   20           9.62             9.21             9.21              9.21             9.21             9.21              9.21
   21           9.87             9.43             9.43              9.43             9.43             9.43              9.43
   22           9.64             9.21             9.21              9.21             9.21             9.21              9.21
   23          10.11            10.15            10.15             10.15            10.15            10.15             10.15
   24          10.39            10.40            10.40             10.40            10.40            10.40             10.40
   25          10.14            10.15            10.15             10.15            10.15            10.15             10.15
   26          10.43            10.40            10.40             10.40            10.40            10.40             10.40
   27          10.17            10.14            10.14             10.14            10.14            10.14             10.14
   28          10.20            10.15            10.15             10.15            10.15            10.15             10.15
   29          11.62            11.49            11.49             11.49            11.49            11.49             11.49
   30          10.67            10.57            10.57             10.57            10.57            10.57             10.57
   31          11.00            10.86            10.86             10.86            10.86            10.86             10.86
   32          10.72            10.57            10.57             10.57            10.57            10.57             10.57
   33          11.05            10.86            10.86             10.86            10.86            10.86             10.86
   34          10.78            10.57            10.57             10.57            10.57            10.57             10.57
   35          10.28            11.03            11.03             11.03            11.03            11.03             11.03
   36          10.66            11.35            11.35             11.35            11.35            11.35             11.35


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

   37          28.29            11.03            11.03             11.03            11.03            11.03             11.03
   38          12.99            11.35            11.35             11.35            11.34            11.34             11.34
   39          12.50            11.03            11.03             11.03            11.02            11.02             11.02
   40          12.43            11.03            11.03             11.03            11.02            11.02             11.02
   41          14.72            12.11            12.11             12.11            12.11            12.11             12.11
   42          13.29            10.99            10.99             10.99            10.99            10.99             10.99
   43          13.73            11.33            11.33             11.33            11.33            11.33             11.33
   44          13.28            10.98            10.98             10.98            10.98            10.98             10.98
   45          13.73            11.33            11.33             11.33            11.33            11.33             11.33
   46          13.29            10.98            10.98             10.98            10.98            10.98             10.98
   47          13.92            11.14            11.14             11.14            11.14            11.14             11.14
   48          14.39            11.51            11.51             11.51            11.51            11.51             11.51
   49          13.92            11.13            11.13             11.13            11.13            11.13             11.13
   50          14.39            11.50            11.50             11.50            11.50            11.50             11.50
   51          13.92            11.13            11.13             11.13            11.13            11.13             11.13
   52          13.92            11.13            11.13             11.13            11.13            11.13             11.13
   53          14.92            11.93            11.93             11.93            11.93            11.93             11.93
   54          13.95            11.16            11.16             11.16            11.16            11.16             11.16
   55          14.42            11.53            11.53             11.53            11.53            11.53             11.53
   56          13.95            11.16            11.16             11.16            11.16            11.16             11.16
   57          14.41            11.53            11.53             11.53            11.53            11.53             11.53
   58          13.95            11.15            11.15             11.15            11.15            11.15             11.15
   59          13.97            11.18            11.18             11.18            11.18            11.18             11.18
   60          14.44            11.55            11.55             11.55            11.55            11.55             11.55
   61          13.97            11.17            11.17             11.17            11.17            11.17             11.17
   62          14.43            11.54            11.54             11.54            11.54            11.54             11.54
   63          13.97            11.17            11.17             11.17            11.17            11.17             11.17
   64          13.97            11.17            11.17             11.17            11.17            11.17             11.17
   65          15.46            12.36            12.36             12.36            12.36            12.36             12.36
   66          13.96            11.17            11.17             11.17            11.17            11.17             11.17
   67          14.43            11.54            11.54             11.54            11.54            11.54             11.54
   68          13.96            11.16            11.16             11.16            11.16            11.16             11.16
   69          14.43            11.53            11.53             11.53            11.53            11.53             11.53
   70          13.96            11.16            11.16             11.16            11.16            11.16             11.16
   71          13.96            11.16            11.16             11.16            11.16            11.16             11.16
   72          14.43            11.53            11.53             11.53            11.53            11.53             11.53
   73          13.96            11.16            11.16             11.16            11.16            11.16             11.16


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

   74          14.42            11.53            11.53             11.53            11.53            11.53             11.53
   75          13.96            11.15            11.15             11.15            11.15            11.15             11.15
   76          13.96            11.15            11.15             11.15            11.15            11.15             11.15
   77          15.45            12.35            12.35             12.35            12.35            12.35             12.35
   78          13.96            11.15            11.15             11.15            11.15            11.15             11.15
   79          14.42            11.52            11.52             11.52            11.52            11.52             11.52
   80          13.96            11.15            11.15             11.15            11.15            11.15             11.15
   81          14.42            11.52            11.52             11.52            11.52            11.52             11.52
   82          13.96            11.14            11.14             11.14            11.14            11.14             11.14
   83          13.95            11.14            11.14             11.14            11.14            11.14             11.14
   84          14.42            11.51            11.51             11.51            11.51            11.51             11.51
   85          13.95            11.14            11.14             11.14            11.14            11.14             11.14
   86          14.42            11.51            11.51             11.51            11.51            11.51             11.51
   87          13.95            11.14            11.14             11.14            11.14            11.14             11.14
   88          13.95            11.14            11.14             11.14            11.14            11.14             11.14
   89          15.45            12.33            12.33             12.33            12.33            12.33             12.33
   90          13.95            11.14            11.14             11.14            11.14            11.14             11.14
   91          14.42            11.51            11.51             11.51            11.51            11.51             11.51
   92          13.95            11.13            11.13             11.13            11.13            11.13             11.13
   93          14.42            11.50            11.50             11.50            11.50            11.50             11.50
   94          13.95            11.13            11.13             11.13            11.13            11.13             11.13
   95          13.95            11.13            11.13             11.13            11.13            11.13             11.13
   96          14.42            11.50            11.50             11.50            11.50            11.50             11.50
   97          11.99            11.13            11.13             11.13            11.13            11.13             11.13
   98          12.14            11.50            11.50             11.50            11.50            11.50             11.50
   99          11.77            11.13            11.13             11.13            11.13            11.13             11.13
  100          11.79            11.13            11.13             11.13            11.13            11.13             11.13
  101          12.63            11.89            11.89             11.89            11.89            11.89             11.89
  102          11.84            11.12            11.12             11.12            11.12            11.12             11.12
  103          12.25            11.49            11.49             11.49            11.49            11.49             11.49
  104          11.88            11.12            11.12             11.12            11.12            11.12             11.12
  105          12.31            11.49            11.49             11.49            11.49            11.49             11.49
  106          11.93            11.12            11.12             11.12            11.12            11.12             11.12
  107          11.96            11.12            11.12             11.12            11.12            11.12             11.12
  108          12.39            11.49            11.49             11.49            11.49            11.49             11.49
  109          12.02            11.12            11.12             11.12            11.12            11.12             11.12
  110          12.45            11.49            11.49             11.49            11.49            11.49             11.49


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

  111          12.07            11.12            11.12             11.12            11.12            11.12             11.12
  112          12.10            11.12            11.12             11.12            11.12            11.12             11.12
  113          13.43            12.31            12.31             12.31            12.31            12.31             12.31
  114          12.17            11.11            11.11             11.11            11.11            11.11             11.11
  115          12.61            11.48            11.48             11.48            11.48            11.48             11.48
  116          12.23            11.11            11.11             11.11            11.11            11.11               -
  117          12.68            11.48            11.48             11.48            11.48            11.48               -
  118          12.30            11.11            11.11             11.11            11.11            11.11               -
  119          12.34            11.11            11.11             11.11            11.11            11.11               -
  120          12.79            11.48            11.48             11.48            11.48            11.48               -
  121          12.41            11.11            11.11             11.11            11.11            11.11               -
  122          12.87            11.48            11.48             11.48            11.48            11.48               -
  123          12.49            11.11            11.11             11.11            11.11            11.11               -
  124          12.53            11.11            11.11             11.11            11.11            11.11               -
  125          13.92            12.30            12.30             12.30            12.30            12.30               -
  126          12.62            11.11            11.11             11.11            11.11            11.11               -
  127          13.09            11.48            11.48             11.48            11.48            11.48               -
  128          12.71            11.11            11.11             11.11            11.11              -                 -
  129          13.18            11.48            11.48             11.48            11.48              -                 -
  130          12.80            11.11            11.11             11.11            11.11              -                 -
  131          12.85            11.11            11.11             11.11            11.11              -                 -
  132          13.33            11.47            11.47             11.47            11.47              -                 -
  133          12.96            11.10            11.10             11.10            11.10              -                 -
  134          13.44            11.47            11.47             11.47            11.47              -                 -
  135          13.06            11.10            11.10             11.10            11.10              -                 -
  136          13.12            11.10            11.10             11.10              -                -                 -
  137          14.59            12.29            12.29             12.29              -                -                 -
  138          13.24            11.10            11.10             11.10              -                -                 -
  139          13.74            11.47            11.47             11.47              -                -                 -
  140          13.36            11.10            11.10             11.10              -                -                 -
  141          13.87            11.47            11.47             11.47              -                -                 -
  142          13.49            11.10            11.10             11.10              -                -                 -
  143          13.56            11.10            11.10               -                -                -                 -
  144          14.08            11.47            11.47               -                -                -                 -
  145          13.70            11.10            11.10               -                -                -                 -
  146          14.23            11.47            11.47               -                -                -                 -
  147          13.85            11.10            11.10               -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

  148          13.92            11.10            11.10               -                -                -                 -
  149          14.97            11.87            11.87               -                -                -                 -
  150          14.08            11.10            11.10               -                -                -                 -
  151          14.64            11.47            11.47               -                -                -                 -
  152          14.25            11.10            11.10               -                -                -                 -
  153          14.82            11.47            11.47               -                -                -                 -
  154          14.43            11.10            11.10               -                -                -                 -
  155          14.53            11.10            11.10               -                -                -                 -
  156          15.11            11.47            11.47               -                -                -                 -
  157          14.72            11.10            11.10               -                -                -                 -
  158          15.31            11.47            11.47               -                -                -                 -
  159          14.92            11.10            11.10               -                -                -                 -
  160          15.03            11.10            11.10               -                -                -                 -
  161          16.76            12.29            12.29               -                -                -                 -
  162          15.25            11.10            11.10               -                -                -                 -
  163          15.87            11.47            11.47               -                -                -                 -
  164          15.48            11.10              -                 -                -                -                 -
  165          16.12            11.47              -                 -                -                -                 -
  166          15.73            11.10              -                 -                -                -                 -
  167          15.85            11.11              -                 -                -                -                 -
  168          16.52            11.48              -                 -                -                -                 -
  169          16.12            11.11              -                 -                -                -                 -
  170          16.80            11.48              -                 -                -                -                 -
  171          16.40            11.11              -                 -                -                -                 -
  172          16.55            11.11              -                 -                -                -                 -
  173          18.49            12.30              -                 -                -                -                 -
  174          16.85            11.11              -                 -                -                -                 -
  175          17.58            11.48              -                 -                -                -                 -
  176          17.17            11.11              -                 -                -                -                 -
  177          17.92            11.48              -                 -                -                -                 -
  178          17.51            11.11              -                 -                -                -                 -
  179          17.69            11.11              -                 -                -                -                 -
  180          18.50              -                -                 -                -                -                 -
  181          18.21              -                -                 -                -                -                 -
  182          19.15              -                -                 -                -                -                 -
  183          18.88              -                -                 -                -                -                 -
  184          19.25              -                -                 -                -                -                 -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)



  Period     A-2 Cap (%)      M-1 Cap (%)      M-2 Cap (%)       M-3 Cap (%)      B-1 Cap (%)      B-2 Cap (%)       B-3 Cap (%)
---------   ------------     ------------      -----------       -----------      -----------      -----------       -----------
             Actual/360       Actual/360        Actual/360       Actual/360       Actual/360        Actual/360       Actual/360

  185          21.74              -                -                 -                -                -                 -
  186          20.06              -                -                 -                -                -                 -
  187          21.19              -                -                 -                -                -                 -
  188          20.99              -                -                 -                -                -                 -
  189          22.23              -                -                 -                -                -                 -
  190          22.08              -                -                 -                -                -                 -
  191          22.69              -                -                 -                -                -                 -
  192          24.13              -                -                 -                -                -                 -
  193          24.07              -                -                 -                -                -                 -
  194          25.69              -                -                 -                -                -                 -
  195          25.73              -                -                 -                -                -                 -
  196          26.68              -                -                 -                -                -                 -
  197          29.65              -                -                 -                -                -                 -
  198          28.92              -                -                 -                -                -                 -
  199          31.24              -                -                 -                -                -                 -
  200          31.72              -                -                 -                -                -                 -
  201          34.51              -                -                 -                -                -                 -
  202          35.32              -                -                 -                -                -                 -
  203          37.54              -                -                 -                -                -                 -
  204          41.47              -                -                 -                -                -                 -
  205          43.19              -                -                 -                -                -                 -
  206          48.42              -                -                 -                -                -                 -
  207          51.34              -                -                 -                -                -                 -
  208          56.94              -                -                 -                -                -                 -
  209          70.97              -                -                 -                -                -                 -
  210          73.57              -                -                 -                -                -                 -
  211          89.65              -                -                 -                -                -                 -
  212         106.38              -                -                 -                -                -                 -
  213         143.24              -                -                 -                -                -                 -
  214         201.43              -                -                 -                -                -                 -
  215         377.41              -                -                 -                -                -                 -
  216           *                 -                -                 -                -                -                 -
  217           -                 -                -                 -                -                -                 -

* In Period 216 the ClassA-2 has a balance of $21,518 and is paid $240,029 in interest.

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

2 Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

Interest Rate Cap Schedules


                 Class A-2 Cap Notional Balance                  Class M Cap Notional Balance
            -----------------------------------------      -----------------------------------------

 Period        Balance        Strike %    Ceiling %            Balance       Strike %   Ceiling %
    1       368,707,000.00      6.50        9.00            186,088,000.00     5.25        7.75
    2       360,651,875.83      6.50        9.00            186,088,000.00     5.25        7.75
    3       352,563,179.89      6.50        9.00            186,088,000.00     5.25        7.75
    4       344,437,230.89      6.50        9.00            186,088,000.00     5.25        7.75
    5       336,271,202.54      6.50        9.00            186,088,000.00     5.25        7.75
    6       328,063,198.68      6.50        9.00            186,088,000.00     5.25        7.75
    7       319,812,258.90      6.50        9.00            186,088,000.00     5.25        7.75
    8       311,518,359.17      6.50        9.00            186,088,000.00     5.25        7.75
    9       303,182,407.21      6.50        9.00            186,088,000.00     5.25        7.75
   10       294,806,232.44      6.50        9.00            186,088,000.00     5.25        7.75
   11       286,392,570.37      6.50        9.00            186,088,000.00     5.25        7.75
   12       277,945,041.41      6.50        9.00            186,088,000.00     5.25        7.75
   13       269,468,123.96      6.50        9.00            186,088,000.00     5.25        7.75
   14       260,968,425.17      6.50        9.00            186,088,000.00     5.25        7.75
   15       252,668,878.50      6.50        9.00            186,088,000.00     5.25        7.75
   16       244,564,798.86      6.50        9.00            186,088,000.00     5.25        7.75
   17       236,651,610.43      6.50        9.00            186,088,000.00     5.25        7.75
   18       228,924,844.13      6.50        9.00            186,088,000.00     5.25        7.75
   19       221,380,135.14      6.50        9.00            186,088,000.00     5.25        7.75
   20       214,013,220.45      6.50        9.00            186,088,000.00     5.25        7.75
   21       206,819,936.53      6.50        9.00            186,088,000.00     5.25        7.75
   22       199,796,216.98      6.50        9.00            186,088,000.00     5.25        7.75
   23       192,938,090.28      7.50        9.50            186,088,000.00     6.25        7.75
   24       186,242,039.16      7.50        9.50            186,088,000.00     6.25        7.75
   25       179,703,896.94      7.50        9.50            186,088,000.00     6.25        7.75
   26       173,319,964.25      7.50        9.50            186,088,000.00     6.25        7.75
   27       167,086,628.08      7.50        9.50            186,088,000.00     6.25        7.75
   28       161,000,359.72      7.50        9.50            186,088,000.00     6.25        7.75
   29       155,057,712.80      8.50       10.00            186,088,000.00     6.75        7.75
   30       149,255,321.43      8.50       10.00            186,088,000.00     6.75        7.75
   31       143,589,898.23      8.50       10.00            186,088,000.00     6.75        7.75
   32       138,058,232.60      8.50       10.00            186,088,000.00     6.75        7.75
   33       132,657,188.87      8.50       10.00            186,088,000.00     6.75        7.75
   34       127,383,704.57      8.50       10.00            186,088,000.00     6.75        7.75
   35                                                       186,088,000.00     7.05        7.75
   36                                                       186,088,000.00     7.05        7.75
   37                                                       186,088,000.00     7.05        7.75
   38                                                       185,287,464.24     7.05        7.75
   39                                                       172,483,448.50     7.05        7.75
   40                                                       159,983,958.47     7.05        7.75
   41                                                       147,781,806.17     7.05        7.75
   42                                                       142,588,224.13     7.05        7.75
   43                                                       139,151,640.80     7.05        7.75
   44                                                       135,796,852.89     7.05        7.75
   45                                                       132,521,928.81     7.05        7.75
   46                                                       129,324,982.38     7.05        7.75



TABLE (CONTINUED)

                      Class B Cap Notional Balance
               --------------------------------------------

 Period             Balance        Strike %     Ceiling %
    1            56,258,000.00       3.00         5.50
    2            56,258,000.00       3.00         5.50
    3            56,258,000.00       3.00         5.50
    4            56,258,000.00       3.00         5.50
    5            56,258,000.00       3.00         5.50
    6            56,258,000.00       3.00         5.50
    7            56,258,000.00       3.00         5.50
    8            56,258,000.00       3.00         5.50
    9            56,258,000.00       3.00         5.50
   10            56,258,000.00       3.00         5.50
   11            56,258,000.00       3.00         5.50
   12            56,258,000.00       3.00         5.50
   13            56,258,000.00       3.00         5.50
   14            56,258,000.00       3.00         5.50
   15            56,258,000.00       3.00         5.50
   16            56,258,000.00       3.00         5.50
   17            56,258,000.00       3.00         5.50
   18            56,258,000.00       3.00         5.50
   19            56,258,000.00       3.00         5.50
   20            56,258,000.00       3.00         5.50
   21            56,258,000.00       3.00         5.50
   22            56,258,000.00       3.00         5.50
   23            56,258,000.00       4.00         6.50
   24            56,258,000.00       4.00         6.50
   25            56,258,000.00       4.00         6.50
   26            56,258,000.00       4.00         6.50
   27            56,258,000.00       4.00         6.50
   28            56,258,000.00       4.00         6.50
   29            56,258,000.00       5.00         7.00
   30            56,258,000.00       5.00         7.00
   31            56,258,000.00       5.00         7.00
   32            56,258,000.00       5.00         7.00
   33            56,258,000.00       5.00         7.00
   34            56,258,000.00       5.00         7.00
   35            56,258,000.00       6.00         7.50
   36            56,258,000.00       6.00         7.50
   37            56,258,000.00       6.00         7.50
   38            47,522,420.51       6.00         7.50
   39            46,378,435.90       6.00         7.50
   40            45,261,659.36       6.00         7.50
   41            44,171,448.71       7.00         7.50
   42            43,107,176.78       7.00         7.50
   43            42,068,231.20       7.00         7.50
   44            41,054,013.96       7.00         7.50
   45            40,063,941.09       7.00         7.50
   46            39,097,442.39       7.00         7.50



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY


--------------------------------------------------------------------------------

                                    Page 23